ETF OPPORTUNITIES TRUST

Brookmont Catastrophic Bond ETF (ILS)
(the “Fund”)
Supplement dated August 25, 2026
To the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2026
(as may be supplemented from time to time)

Effective September 18, 2026, the Fund’s shares will be listed on the Texas Stock Exchange LLC. Therefore, all references to NYSE Arca, Inc. in the Fund’s Prospectus and SAI are hereby deleted and replaced with Texas Stock Exchange LLC, effective September 18, 2026.

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If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 855-682-2229.

This Supplement and the Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 855-682-2229.